EXHIBIT 10.17

                                 REVOLVING NOTE

$7,500,000                                                     Chicago, Illinois
                                                               December 31, 2003

      FOR VALUE RECEIVED, on or before the end of the Original Term or any applicable Renewal Term (or, if such day is not a Business Day, on the next following Business Day), the undersigned, CTI INDUSTRIES CORPORATION, an Illinois corporation, and CTI HELIUM, INC., an Illinois corporation (collectively, the "Borrowers" and, individually, each a "Borrower"), jointly and severally, each promise to pay to the order of COLE TAYLOR BANK (herein, together with its successors and assigns, called the "Lender"), the maximum principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Lender to any one or more of the Borrowers pursuant to that certain Loan and Security Agreement of even date herewith among the Borrowers and Lender (herein, as the same may be amended, modified, restated or supplemented from time to time, called the "Loan Agreement").

      Each Borrower, jointly and severally, further promises to pay to the order of Lender interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

      Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at Lender's principal office at 111 West Washington Street, Suite 400, Chicago, Illinois 60602, or at such other place as may be designated by Lender to the Borrowers in writing.

      This Note is the promissory note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. This Note is secured by the personal property described in and pursuant to the Loan Agreement and various Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such Collateral security, a description of Collateral and the rights of Lender in respect thereof.

      In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement hereinabove referred to, each Borrower, jointly and severally, further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

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      All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

      This Note is binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. The Borrowers and their successors and assigns shall be jointly and severally obligated hereunder. This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                               [SIGNATURES FOLLOW]


                                       2
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                        Signature Page to Revolving Note

      IN WITNESS WHEREOF, each Borrower has executed this Revolving Note as of the day and year first above written.


                                  CTI INDUSTRIES CORPORATION,
                                  an Illinois corporation

                                  By: /s/ Howard W. Schwan
                                      ---------------------------
                                      Howard W. Schwan
                                      President


                                  CTI HELIUM, INC.,
                                  an Illinois corporation

                                  By: /s/ Howard W. Schwan
                                      ---------------------------
                                      Howard W. Schwan
                                      President